Exhibit 99.1

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[GRAPHIC]

[LOGO]

AMEX: IED

Investor Presentation

8th Annual ICR XChange

Naples, Florida

January 13, 2006

[GRAPHIC]

PHD

PROGRAM OF HIGH DISTINCTION

[GRAPHIC]

Master Investor

    PROGRAM

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Associate Investor

         PROGRAM

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[LOGO]

Cautionary Statements

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements.  Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties.  The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete.  However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the Securities and Exchange Commission reports of INVESTools.  The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

INVESTools is not a broker-dealer or otherwise engaged in the business of effecting transactions in securities.  INVESTools is not an investment adviser or otherwise a provider investment advice or investment recommendations.

Disclosure of Non-GAAP Financial Measures

The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure.  In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein.

INVESTools uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments.  STV is consistent with the amount of cash receipts from selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “pro forma operating cash flow” as a valuable representation of the Company’s operating performance.  Pro forma operating cash flow is defined as net income (loss) plus depreciation and amortization, other non-cash items and the net change in deferred revenue.

The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company.  Similar measurements are used by companies within the industry, as well as by companies outside the industry that provide products and services in which cash is collected in full at the time of the sale with fulfillment occurring over an extended period of time.

These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements.

Company Summary

AMEX:	IED
Industry:	Investor Education Services
Founded:	1983

Market Capitalization	$248.3 million
Avg. Trading Volume (3 Month)	135,073
52 Wk High / Low	$5.65 / $3.33
GAAP Revenue (Last 9 Months)	$101.8 million
Sales Transaction Volume (Last 9 Months)	$126.2 million
Pro Forma Operating Cash Flow (Last 9 Months)	$16.5 million
Cash, Marketable Securities & Restricted Cash	$25.5 million
Debt	$0.7 million
Employees	473

INVESTools Inc. is a global leader in investor education.  The Company offers a full range of investor education products and services that provide lifelong learning in a variety of interactive delivery formats, including instructor-led online courses, in-person workshops, “at home” study programs, one-on-one coaching sessions and telephone, live-chat and email support.  Approximately 193,000 investors around the world have graduated from INVESTools’ investor education programs. Log on to http://www.investools.com to learn more about the INVESTools Method™ — one of the most widely recognized, adopted and endorsed approaches to investor education.

•  Market information as of January 5, 2006.

•  Financials and human resource data as of September 30, 2005; debt reflects a capital lease obligation.

•  For a reconciliation of GAAP revenue to sales transaction volume and GAAP net loss to pro forma operating cash flow refer to Slide 15.

Company Highlights

•                  Leading Player in High Growth Investor Education Industry

•                  In Depth Investment Tools and Services to Empower Individual Investors

•                  Multiple Revenue and Margin Growth Opportunities

•                  Continuing Education Programs

•                  Strong Retention Rates

•                  Online Education Strategy

•                  Market Share Captured through Diversified Distribution Channels

•                  Growing Base of Active Subscribers and Program Graduates

•                  Approximately 193,000 Graduates

•                  Nearly 67,000(1) Website Subscribers

•                  Strong Financial Position

•                  Experienced and Capable Management Team

(1) Includes approximately 4,400 subscribers to Prophet.Net.

Market Size & Student Demographic

Investors:	General Investor Population	INVESTools Students
Age	48	49
Average Household Income	$101,000	$123,000
Gender	57% Male	76% Male
Marital Status	79% Married	78% Married
Employment Status	76% Employed	81% Employed
Average Trades Last 12 Months	12	51

57 million households / 91 million investors

own equities

68% of investors

 use the Internet for financial related purposes

58% of investors

do not rely primarily on professional advisors

INVESTools Opportunity – 22.4 Million Households

• Sources:

• Investment Company Institute (ICI) – Equity Ownership in America, 2005.

• Internal Markitecture Research, January 9, 2006.

Diversified Distribution Channels to Gain Market Share

INVESTools Investor Education:	[LOGO]
• Since inception approximately 61,700(1) graduates

Prophet.Net	[LOGO]
• Acquired in January 2005
• Nearly 4,400 subscribers

Success Magazine Investor Education (Peter Lowe):	[LOGO]
• Launched in 1999
• Since inception approximately 87,300(2) graduates

BusinessWeek Investor Education:	[LOGO]
• Launched in November 2001
• Since inception approximately 26,400(2) graduates

Money in Training (MIT):	[LOGO]
• Launched in 1999
• Since inception approximately 24,200 graduates

(1) Subject to transition agreement effective May 2, 2005, CNBC graduates are included in INVESTools total graduates.

(2) 6,900 graduates included in BusinessWeek were also included in Peter Lowe graduate numbers in 2003 due to combined events.

 •  Data as of September 30, 2005.

Courses and Learning Formats

Education Designed Around the Needs of Each Student

Learning Formats
Course Offerings	Preview Events	Workshops	Home Study	Coaching	Ongoing Support	Online (New in 2006)
5-Step Investing Formula	X	X	X	X	X	X
Basic Options		X	X	X	X	X
Advanced Options		X	X	X	X	X
Advanced Technical Analysis		X	X	X	X	X
INVESTools Currency Trader	X	X	X	X	X	X
Active Investing for Stocks		X		X	X
Active Investing for Options		X		X	X
Active Investing for Currencies		X		X	X

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Continuing Education Programs

•                  Prerequisite for All Continuing Education Programs Is the 5-Step Investing Formula Course

•                  Advanced Students May Purchase Components of Continuing Education Programs at Higher Prices

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Associate Investor

PROGRAM

6 5-Step Investing Formula Coaching Sessions
Basic Options Home Study
6 Basic Options Coaching Sessions
6 Month Hotline Access

+

5-Step Investing Formula Workshop
5-Step Investing Formula Home Study
6 Month Initial Investor Toolbox Access

Price Range*
$3,999 - $4,999

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Master Investor

PROGRAM

Basic Options Workshop
Advanced Options Home Study
3 Bonus Options Coaching Sessions
3 Bonus Stock Coaching Sessions
6 Month Additional Investor Toolbox Access (1 Year Total)
6 Month Additional Hotline Access (1 Year Total)
1 Year VIP Pass for Basic, Advanced & Alumni Workshops

+

6 5-Step Investing Formula Coaching Sessions
Basic Options Home Study
6 Basic Options Coaching Sessions
6 Month Hotline Access

+

5-Step Investing Formula Workshop
5-Step Investing Formula Home Study
6 Month Initial Investor Toolbox Access

Price Range*
$8,999 - $10,999

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PHD

PROGRAM OF HIGH DISTINCTION

Advanced Technical Analysis Workshop
Advanced Technical Analysis Home Study
6 Advanced Technical Analysis Coaching Sessions
Advanced Options Workshop
Advanced Options Home Study
6 Advanced Options Coaching Sessions
3 Day Live Advanced Training
1 Year Additional Investor Toolbox Access (2 Years Total)
1 Year Additional Hotline Access (2 Year Total)
1 Year Additional VIP Pass for
Basic, Advanced & Alumni Workshops (2 Years Total)

+

Basic Options Workshop
Advanced Options Home Study
3 Bonus Options Coaching Sessions
3 Bonus Stock Coaching Sessions
6 Month Additional Investor Toolbox Access
6 Month Additional Hotline Access
1 Year VIP Pass for Basic, Advanced & Alumni Workshops

+

6 5-Step Investing Formula Coaching Sessions
Basic Options Home Study
6 Basic Options Coaching Sessions
6 Month Hotline Access

+

5-Step Investing Formula Workshop

5-Step Investing Formula Home Study

6 Month Initial Investor Toolbox Access

Price Range*

$19,999 - $21,999

Active Investing Workshop

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Key Features

4 Days of Intensive Training

High Teacher-to-Student Ratio

Paper Trading in Real time

Trading Theory and Practical Application

Each Program Includes:

4 Day Live Workshop

6 Month Prophet Patterns Access

or

6 Month INVESTools Currency Trader Access

6 Month Active Investor Talk Subscription

Active Investing

Stocks

$8,999

Active Investing

Options

$8,999

Active Investing

Currencies

$8,999

Bundled Price*

$18,999

* Depending on brand, content available to students may vary (i.e., length of workshop or home study course, number of coaching sessions and access to certain Investor Toolbox features).

Online Strategy Progresses

•                  Online Assets in Place

•                  INVESTools.com

•                  Online Courses

•                  Scalable Toolbox

•                  National Marketing Launch

•                  Direct Response Television (DRTV) to Online

•                  Online to Online

•                  The INVESTools Brand

•                  Increasing Percentage of Student Acquisition

•                  Increasing Margins

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Most Widely Adopted Approach to Investor Education

Growing Graduate Base

Annual

[CHART]

Quarterly

[CHART]

• Data as of September 30, 2005.

Active Subscriber Base

[CHART]

• 2005 quarterly numbers include Prophet.Net subscribers.

Workshop Upsell Mix & Upsell Rate

[CHART]

Note:

Upsell rates are the sales that take place at the workshops for advanced product sales.  Upsell rates do not include sales from the Company’s other sales floors.  Although overall upsell rates declined slightly, revenue increased with the introduction of PHD.  As a result, overall upsell rates increased as the Company more suitably balanced sales to address particular customer needs.

Revenue and Sales Transaction Volume Growth

Annual

[CHART]

Quarterly

[CHART]

• For a reconciliation of of GAAP revenue to sales transaction volume refer to Slide 15.

• Quarterly Chart :  Q1-04 includes $0.6 million of acquired non-cash deferred revenue.

Statement of Operations and Pro Forma Operating Cash Flow

	As Restated
($ in thousands)	Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1-05	Q2-05	Q3-05	YTD 2005

Total sales transaction volume	$25,938	$30,129	$30,195	$36,360	$122,622	$41,891	$45,734	$38,545	$126,170
Change in deferred revenue	(2,719)	(4,989)	(6,305)	(11,440)	(25,453)	(11,267)	(11,572)	(1,526)	(24,365)
GAAP Revenue	$23,219	$25,140	$23,890	$24,920	$97,169	$30,624	$34,162	$37,019	$101,805
Costs and expenses:
Cost of revenue	13,549	16,108	15,068	20,884	65,609	25,379	25,211	18,254	68,844
Selling expense	5,434	6,065	7,237	5,757	24,493	8,617	9,329	9,383	27,329
General and administrative expense	4,205	4,425	4,834	4,429	17,893	6,047	5,915	5,439	17,401
Special charges	227	165	12	680	1,084	—	40	18	58
Total costs and expenses	23,415	26,763	27,151	31,750	109,079	40,043	40,495	33,094	113,632
Loss from operations	(196)	(1,623)	(3,261)	(6,830)	(11,910)	(9,419)	(6,333)	3,925	(11,827)

Other income (expense):
Gain (loss) on sale of assets and other, net	(18)	(56)	(5)	2	(77)	—	(93)	—	(93)
Interest income (expense)	43	60	49	116	268	121	166	108	395
Total other income (expense)	25	4	44	118	191	121	73	108	302

Net loss before income tax expense	(171)	(1,619)	(3,217)	(6,712)	(11,719)	(9,298)	(6,260)	4,033	(11,525)
Income tax expense	3	—	—	5	8	5	—	(5)	—
Net loss	$(174)	$(1,619)	$(3,217)	$(6,717)	$(11,727)	$(9,303)	$(6,260)	$4,038	$(11,525)

	As Restated
($ in millions)	Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1 2005	Q2 2005	Q3 2005	YTD 2005

GAAP net loss	$(0.2)	$(1.6)	$(3.2)	$(6.7)	$(11.7)	$(9.3)	$(6.3)	$4.0	$(11.6)
Add:
Depreciation and amortization	0.2	0.2	0.2	0.4	1.0	0.5	0.7	0.6	1.8
Other non-cash items	0.4	0.4	0.5	1.2	2.5	0.6	0.8	0.7	2.1
Net change in deferred revenue	3.1	5.1	6.1	11.0	25.3	11.0	11.6	1.6	24.2
Pro forma operating cash flow	$3.5	$4.1	$3.6	$5.9	$17.1	$2.8	$6.8	$6.9	$16.5

Company Highlights

•                  Leading Player in High Growth Investor Education Industry

•                  In Depth Investment Tools and Services to Empower Individual Investors

•                  Multiple Revenue and Margin Growth Opportunities

•                  Continuing Education Programs

•                  Strong Retention Rates

•                  Online Education Strategy

•                  Capturing Market Share through Diversified Distribution Channels

•                  Growing Base of Active Subscribers and Program Graduates

•                  Approximately 193,000 Graduates

•                  Nearly 67,000(1) Website Subscribers

•                  Strong Financial Position

•                  Experienced and Capable Management Team

(1) Includes approximately 4,400 subscribers to Prophet.Net.